Exhibit 10.1

AMENDMENT TO

S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

The S Corporation Termination and Tax Sharing Agreement, dated as of July 27, 2020 (the “Agreement”), made by and between Vertex, Inc., a Delaware corporation (the “Company”), and the trusts and individuals identified on the signature page thereto (each a “Shareholder” and collectively the “Shareholders”) is hereby amended as follows:

1.Section 2.07 is hereby deleted and replaced with the following:

2.07 Termination Payments to Shareholders. Immediately prior to the Termination Date, the Company shall distribute to the Shareholders their pro rata share (the ownership of the shares of the Company’s common stock owned by each Shareholder) of an amount equal to the estimated federal and state tax liabilities of the Shareholders attributable to the operations of the Company during the S Short Year, and in respect of which no prior tax distribution shall have been made (the “Estimated Distribution”). No later than August 15, 2021, the Company shall make any necessary adjustments to finalize the Company’s taxable income for the S Short Year allocable to the Shareholders, and (x) if the amount of the Estimated Distribution to the Shareholders is less than the adjusted income tax liability of the Shareholders taking into account such finalized taxable income of the Company for the S Short Year, each Shareholder’s state income tax liabilities attributable to the operations of the Company for the S Short Year, and the Assumed Tax Rate (the “Final Distribution”), then the Company shall, within 15 days thereafter, distribute to the Shareholders their pro rata share of an amount equal to the excess of the Final Distribution over the Estimated Distribution; and (y) if the amount of the Final Distribution is less than the Estimated Distribution, then each Shareholder shall, within 30 days thereafter, deliver to the Company such Shareholder’s pro rata share of an amount equal to the excess of the Estimated Distribution over the Final Distribution. Promptly upon request, each Shareholder shall provide the Company with information related to such Shareholder reasonably necessary to allow the Company to determine the Final Distribution.

2.Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this Amendment and the Agreement, the terms of this amendment will prevail.

[signature pages to follow]

VERTEX, INC.

By:	/s/ David DeStefano
	Name:	David DeStefano
	Title:	President, Chief Executive Officer and Chairperson
SHAREHOLDER

By:
Name:
Title:

/s/ Amanda W. Radcliffe
Amanda W. Radcliffe

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

The 2009 Amanda W. Radcliffe Generation Skipping Trust

By:	/s/ Amanda W. Radcliffe

Name:	Amanda W. Radcliffe
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

Irrevocable Trust of Rainer J. Westphal, Settlor, dated July 19, 2007 – Separate Trust for Benefit of Amanda W. Radcliffe

By:	/s/ Amanda W. Radcliffe

Name:	Amanda W. Radcliffe
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

ITEM SECOND IRR. TRUST FBO ANDREA P. LUCAS u/a of STEFANIE W. LUCAS dated October 5, 2001

By:	/s/ Andrea P. Schmerin
Name:	Andrea P. Schmerin (f/k/a Andrea P. Lucas)
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRR. TRUST FBO ANNE MARIE WESTPHAL u/a of JEFFREY R. WESTPHAL dated October 5, 2001

By:	/s/ Anne Marie Westphal
Name:	Anne Marie Westphal
Title:	Trustee

By:	/s/ Joshua R. Levine
Name:	Joshua R. Levine
Title:	Trustee

By:	/s/ Steve Treat
Name:	Steve Treat
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRREVOCABLE TRUST FBO ANTOINETTE R. RADCLIFFE u/a of AMANDA W. RADCLIFFE dated 10/05/2001

By:	/s/ Conrad J. J. Radcliffe
Name:	Conrad J. J. Radcliffe
Title:	Trustee

By:	/s/ Antoinette R. Radcliffe
Name:	Antoinette R. Radcliffe
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

THIRD PARTY FUNDED SPECIAL NEEDS TRUST FOR CALLUM W. RADCLIFFE u/a of AMANDA W RADCLIFFE dated May 15, 2015

By:	/s/ Conrad J. J. Radcliffe
Name:	Conrad J. J. Radcliffe
Title:	Trustee

By:	/s/ Antoinette R. Radcliffe
Name:	Antoinette R. Radcliffe
Title:	Trustee

By:	/s/ Kailey A. Radcliffe
Name:	Kailey A. Radcliffe
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT

ITEM SECOND IRR. TRUST FBO JACOB J. WESTPHAL u/a of JEFFREY R. WESTPHAL dated October 5, 2001

By:	/s/ Jacob J. Westphal
Name:	Jacob J. Westphal
Title:	Trustee

By:	/s/ Joshua R. Levine
Name:	Joshua R. Levine
Title:	Trustee

By:	/s/ Steve Treat
Name:	Steve Treat
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

/s/ Jeffrey R. Westphal
Jeffrey R. Westphal

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

Irrevocable Trust of Rainer J. Westphal, Settlor, dated July 19, 2007 – Separate Trust for Benefit of Jeffrey Westphal

By:	/s/ Jeffrey R. Westphal
Name:	Jeffrey R. Westphal
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

The 2009 Jeffrey R. Westphal Generation Skipping Trust

By:	/s/ Jeffrey R. Westphal
Name:	Jeffrey R. Westphal
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

/s/ John G. Hurley
John G. Hurley

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

/s/ John M. Ferraioli
John M. Ferraioli

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRR. TRUST FBO KYLE R. WESTPHAL u/a of JEFFREY R. WESTPHAL dated October 5, 2001

By:	/s/ Kyle R. Westphal
Name:	Kyle R. Westphal
Title:	Trustee

By:	/s/ Joshua R. Levine
Name:	Joshua R. Levine
Title:	Trustee

By:	/s/ Steve Treat
Name:	Steve Treat
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRREVOCABLE TRUST FBO KAILEY RADCLIFFE u/a of AMANDA W RADCLIFFE dated 10/05/2001

By:	/s/ Conrad J. J. Radcliffe
Name:	Conrad J. J. Radcliffe
Title:	Trustee

By:	/s/ Kailey A. Radcliffe
Name:	Kailey A. Radcliffe
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRR. TRUST FBO MACKENZIE S. LUCAS u/a of STEFANIE W. LUCAS dated October 5, 2001

By:	/s/ Mackenzie S. Lucas
Name:	Mackenzie S. Lucas
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRR. TRUST FBO MELANIE H. LUCAS u/a of STEFANIE W. LUCAS dated October 5, 2001

By:	/s/ Melanie H. Lucas
Name:	Melanie H. Lucas
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

ITEM SECOND IRR. TRUST FBO SAMANTHA W. LUCAS u/a of STEFANIE W. LUCAS dated October 5, 2001

By:	/s/ Samantha W. Lucas
Name:	Samantha W. Lucas
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

/s/ Stefanie W. Thompson
Stefanie W. Thompson

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

The 2009 Stefanie Lucas Generation Skipping Trust

By:	/s/ Stefanie W. Thompson
Name:	Stefanie W. Thompson (f/k/a Stefanie W. Lucas)
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

The Irrevocable Deed of Trust of Antoinette M. Westphal, dated March 31, 1987, Stefanie W. Thompson and Sterling Trustees LLC, Trustees

By:	/s/ Stefanie W. Thompson

Name:	Stefanie W. Thompson
Title:	Trustee

By:	Sterling Trustees LLC
Title:	Trustee
	By:	/s/ Antony Joffe
	Name:	Antony Joffe
	Title:	President

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]

Irrevocable Trust of Rainer J. Westphal, Settlor, dated July 19, 2007 – Separate Trust for Benefit of Stefanie W. Lucas

By:	/s/ Stefanie W. Thompson
Name:	Stefanie W. Thompson (f/k/a Stefanie W. Lucas)
Title:	Trustee

[Signature Page to Amendment to S CORPORATION TERMINATION AND TAX SHARING AGREEMENT]